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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                     333-138178               20-4065041
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02(e). Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On February 27, 2007, a representative of the Board of Directors of Indalex Holdings Finance, Inc. approved the annual cash bonus awards for the following named executive officers under the 2006 Bonus Plan, in the case of Messrs. Stubbs and Alger, and the 2006 Company Bonus Program, in the case of Mr.
Tabinowski:

                 Name                                   Title                      2006 Cash Bonus Award
--------------------------------------- --------------------------------------     ---------------------
Timothy R.J. Stubbs....................  President and Chief Executive                  $552,000
                                         Officer
Michael E. Alger.......................  Executive Vice President,                       331,200
                                         Secretary, Treasurer and Chief
                                         Financial Officer
Dale R. Tabinowski.....................  Senior Vice President, Human                     10,622
                                         Resources

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDALEX HOLDINGS FINANCE, INC.


                                      /s/ Michael E. Alger
                                   --------------------------------------------
Date: March 2, 2007                Name:  Michael E. Alger
                                   Title: Executive Vice President, Secretary,
                                   Treasurer and Chief Financial Officer